UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 14, 2011

NUTRACEA
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6720 N. Scottsdale Road, Suite 390 Scottsdale, AZ	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 522-3000

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of NutraCea was held on June 14, 2011.  At the Annual Meeting, the shareholders voted on the following four proposals and cast their votes as described below.

1.	Election of six (6) members to the board of directors:

	Votes For	Votes Withheld	Broker Non-Votes
W. John Short	46,865,270	1,725,558	111,506,658
Richard H. Koppes	46,791,219	1,799,609	111,506,658
James C. Lintzenich	27,797,363	20,793,465	111,506,658
Edward L. McMillan	41,525,459	7,065,369	111,506,658
John J. Quinn	46,328,971	2,261,857	111,506,658
Steven W. Saunders	29,999,551	18,591,277	111,506,658

2.	Approve amendment to NutraCea’s articles of incorporation to increase the authorized number of shares of common stock:

Votes For	Votes Against	Abstained
110,770,519	48,386,196	940,769

3.	Approve NutraCea’s 2010 Equity Incentive Plan:

Votes For	Votes Against	Abstained	Broker Non-Votes
23,494,871	24,647,243	448,714	111,506,658

4.	Ratify appointment of BDO USA, LLP as NutraCea’s independent registered public accounting firm for the fiscal year 2011:

Votes For	Votes Against	Abstained
156,775,356	2,096,799	1,222,329

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEA

Date: June 16, 2011	By:	/s/ J. Dale Belt
Jerry Dale Belt
Chief Financial Officer
(Duly Authorized Officer)